UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 29, 2010
Arrow Electronics, Inc.
(Exact name of registrant as specified in its charter)

New York	001-04482	11-1806155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Marcus Drive, Melville, New York	11747
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number including area code: (631) 847-2000
Not Applicable
(Former name or former address if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statement and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-4.1
EX-99.1

Item 8.01.	Other Events.
     Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-162070), filed with the Securities and Exchange Commission (the “Commission”) on September 23, 2009 and the Prospectus Supplement filed with the Commission on October 29, 2010 (together, the “Registration Statement”), pursuant to which the Registrant registered $500,000,000 aggregate principal amount of its securities, for offer and sale in accordance with applicable provisions of the Securities Act of 1933, as amended.
     On October 29, 2010, the Registrant entered into an Underwriting Agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated (as successor to Banc of America Securities LLC), J.P. Morgan Securities LLC and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”), in connection with the public offering by the Underwriters of $250,000,000 aggregate principal amount of the Registrant’s 3.375% Notes due 2015 and $250,000,000 aggregate principal amount of the Registrant’s 5.125% Notes due 2021 (together, the “Notes”), covered by the Registration Statement. The Underwriting Agreement in the form in which it was executed is filed herewith as Exhibit 1.1. On October 29, 2010, the Registrant issued a press release announcing the pricing of the offering. The press release is filed herewith as Exhibit 99.1.
     The Registrant has previously entered into an Indenture, dated as of January 15, 1997 (the “Indenture”), with Bank of Montreal Trust Company, as trustee, with respect to the Registrant’s debt securities.
     Pursuant to the Indenture, on November 3, 2010, the Registrant and The Bank of New York Mellon, as trustee (the “Trustee”) will enter into a Supplemental Indenture (the “Supplemental Indenture”), which provides for the issuance of the Notes. A copy of the Supplemental Indenture is filed herewith as Exhibit 4.1.

Item 9.01.	Financial Statement and Exhibits.

Exhibit
Number	Description
1.1
Underwriting Agreement, dated October 29, 2010, between Arrow Electronics, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated (as successor to Banc of America Securities LLC), J.P. Morgan Securities LLC and Morgan Stanley & Co. Incorporated.

4.1	Supplemental Indenture, to be dated as of November 3, 2010, with respect to the Notes, between Arrow Electronics, Inc. and The Bank of New York Mellon.

99.1	Press Release, dated October 29, 2010.

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ARROW ELECTRONICS, INC., a New York Corporation
By:	/s/ Peter S. Brown
	Name:	Peter S. Brown
	Title:	Senior Vice President, General Counsel, and Secretary
Date: November 2, 2010

3

EXHIBIT INDEX

Exhibit
Number	Description
1.1
Underwriting Agreement, dated October 29, 2010, between Arrow Electronics, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated (as successor to Banc of America Securities LLC), J.P. Morgan Securities LLC and Morgan Stanley & Co. Incorporated.

4.1	Supplemental Indenture, to be dated as of November 3, 2010, with respect to the Notes, between Arrow Electronics, Inc. and The Bank of New York Mellon.

99.1	Press Release, dated October 29, 2010.

4